                                                                   Exhibit 10.42

                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------

     This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 20th day of August, 2001 by and among CECO GROUP, INC., CECO FILTERS,

INC., AIR PURATOR CORPORATION, NEW BUSCH CO., INC., THE KIRK & BLUM MANUFACTURING COMPANY, KBD/TECHNIC, INC. and CECO ABATEMENT SYSTEMS, INC. (the "Borrowers"), and PNC BANK, NATIONAL ASSOCIATION ("PNC"), individually and as agent for itself and the other banks (collectively, the "Banks") which from time to time are parties to the hereinafter defined Credit Agreement (in such capacity, the "Agent").

                                   BACKGROUND
                                   ----------

     A. The Agent, the Banks and the Borrowers are parties to a Credit Agreement dated as of December 7, 1999 as amended by Amendment to Credit Agreement, dated as of March 28, 2000, by Second Amendment to Credit Agreement dated as of November 10, 2000 and by Third Amendment to Credit Agreement dated as of March 30, 2001 (as amended, the "Credit Agreement").

     B. The Borrowers have requested and the Agent and the Banks have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Definitions. Capitalized terms used herein and not otherwise defined
        -----------
herein shall have the meanings assigned to them in the Credit Agreement.

     2. Amendments to Credit Agreement. The Credit Agreement is hereby amended
        ------------------------------
as follows:

          (a) The definition of "Revolving Credit Commitment" as presently set forth in Section 1.1 of the Credit Agreement shall be deleted and shall be replaced with the following:

          "Revolving Credit Commitment": means $8,000,000, as reduced from time
           ---------------------------
          to time pursuant to Section 2.9.

          (b) The definition of "Termination Date" as presently set forth in
Section 1.1 of the Credit Agreement shall be deleted and shall be replaced with the following:

          "Termination Date": April 1, 2003
           ----------------

          (c) Annex I to the Credit Agreement shall be deleted and shall be replaced with the following:

---------------------------------------------------------------------------
     Loans              Applicable Margin for         Applicable Margin for
                           Eurodollar Loans              Base Rate Loans
---------------------------------------------------------------------------
Revolving Loans                 4.50%                         3.00%
---------------------------------------------------------------------------
  Term Loan A                   4.50%                         3.00%
---------------------------------------------------------------------------
  Term Loan B                   5.00%                         3.50%
---------------------------------------------------------------------------

---------------------------------------------------------------------------

          (d) The provisions of paragraph 2(k) of the Third Amendment to Credit Agreement, which modifies Section 2.6(b) of the Credit Agreement, is hereby modified by adding the following at the end of paragraph 2(k):

          and such additional amounts, up to $4,000,000 (not including the $1,000,000), (i) that the Borrowers or Guarantors receive as net proceeds of the Equity Contribution and (ii) any amounts in excess of $6,500,000 EBITDA for the twelve months ending December 31, 2001, also will be used as a prepayment of the Term Loans. The sum total of the $1,000,000 prepayment and the aforementioned items (i) and (ii) will not exceed $5,000,000.

          (e) Section 2.10 of the Credit Agreement shall be modified by adding the following at the end thereof.

          (g) Life Insurance. No later than September 30, 2001, Borrowers shall
              --------------
          obtain the maximum amount of the cash value of the Life Insurance as will not cause the Life Insurance policy to be canceled or create substantial adverse income tax consequences for Borrowers and shall pay to Agent, for the ratable benefit of the Banks, an amount equal to the cash value of the Life Insurance so obtained as a prepayment of the principal of the Term Loan B. Such payment shall be applied in the inverse order of maturity. Borrowers shall disclose to the Banks, in detail reasonably acceptable to the Banks, any substantial adverse income tax consequences to Borrowers which reduce the amount of cash value taken from the Life Insurance and paid to the Agent.

          (f) Section 5.2 of the Credit Agreement is hereby amended by inserting the following new subsection (g):

               (g) Beginning on Monday of the second week after the week in which the Fourth Amendment to Credit Agreement is dated and continuing on Monday of each week thereafter, for the balance of the term of the Credit Agreement, rolling twelve (12) week, weekly cash flow projections for the Borrowers, for the weeks which begin with the Monday of the week following the date each such projection is due. Beginning with the second such projection which is due, and continuing on each Monday thereafter, for the balance of the term of the Credit Agreement, a comparison of actual cash flow of the Borrowers to projected cash flow of the Borrowers for the week which ended on the Friday of the week before such comparison is due. The projections and comparisons shall all be in form and content reasonably acceptable to the Banks. Notwithstanding any provision to the contrary contained in this Agreement, the Borrowers' failure to deliver any of the items required by this subsection (g) subject to a cure period of three
               (3) business days after the required notice, shall constitute an Event of Default.

          (g) Section 5.6 of the Credit Agreement is hereby amended by inserting the following new subsection (d):

               (d) Provide to the Banks, on or before August 31, 2001, a list of the equipment of Borrowers which includes the following information: (i) the location of each piece of equipment; (ii) the serial number of each piece of equipment which has a serial number; (iii) a description of each piece of equipment; and (iv) the date each piece of equipment was placed in service by one of the Borrowers, to the extent known; thereafter, permit appraisers selected as provided below access to the Borrowers property, as the appraisers deem reasonably necessary, to perform appraisals for the Banks; and pay the reasonable costs of such appraisals. The Banks will attempt to minimize the costs of the equipment appraisals to the extent reasonably possible without defeating the Banks' purpose for obtaining such equipment appraisals. The Banks will obtain bids from not less than four (4) real estate appraisers to appraise all of the Borrowers' real estate except for the Conshohocken, Pennsylvania property. The Banks will provide the Borrowers with summaries of all of such bids. The Banks shall engage the lowest acceptable bidder chosen by the Banks. All appraisals hereunder shall be in form and content reasonably acceptable to the Banks.

          (h) The provision of paragraph 2(m) of the Third Amendment to Credit Agreement, which modifies Section 6.1(a) Leverage Ratio of the Credit Agreement,
                                         --------------
is hereby modified as follows:

          (m) Section 6.1(a) Leverage Ratio of the Credit Agreement shall be
                             --------------
     abated as it presently exists through January 1, 2002 and shall be modified as follows:

          (a) Leverage Ratio. Permit the Leverage Ratio, as of the end of any
              --------------
          fiscal quarter ending during the period specified below, for the prior four consecutive fiscal quarters, to equal or exceed the amount set forth opposite such period:

-----------------------------------------------------------------------------
                                                   Leverage Ratio Must Not Be
Last Day of Fiscal Quarter During Period                  Greater Than
-----------------------------------------------------------------------------
December 31, 2000 through March 30, 2001                   5.50 to 1
-----------------------------------------------------------------------------
March 31, 2001 through June 29, 2001                       6.30 to 1
-----------------------------------------------------------------------------
June 30, 2001 through September 29, 2001                   6.70 to 1
-----------------------------------------------------------------------------
September 30, 2001 through December 30, 2001               5.50 to 1
-----------------------------------------------------------------------------
December 31, 2001                                          3.10 to 1
-----------------------------------------------------------------------------

          provided, however, the abatement of Section 6.1(a) Leverage Ratio of
                                                             --------------
          the Credit Agreement shall cease and such section shall continue as provided in the Credit Agreement immediately before the effective date of this Amendment on January 2, 2002.

          (i) The provision of paragraph 2(n) of the Third Amendment to Credit Agreement, which modifies Section 6.1(b) Fixed Charge Coverage Ratio of the
                                         ---------------------------
Credit Agreement, is hereby modified as follows

          (n) Section 6.1(b) of the Credit Agreement shall be abated in its entirety as it presently exists through January 1, 2002 and shall be modified as follows:

          (b) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage
              ---------------------------
          Ratio, as of the end of each fiscal quarter ending during the period specified below, to be less than the amount set forth opposite such period:

--------------------------------------------------------------------------------
                                                 Fixed Charge Ratio Must Not Be
Last Day of Fiscal Quarter During Period                   Less Than
--------------------------------------------------------------------------------
December 31, 2000 through March 30, 2001                    .84 to 1
--------------------------------------------------------------------------------
March 31, 2001 through June 29, 2001                        .80 to 1
--------------------------------------------------------------------------------
June 30, 2001 through September 29, 2001                    .76 to 1
--------------------------------------------------------------------------------
September 30, 2001 through December 30, 2001                .80 to 1
--------------------------------------------------------------------------------
December 31, 2001                                          1.00 to 1
--------------------------------------------------------------------------------

          provided, however, that the calculation of Fixed Charge Coverage Ratio for September 30, 2001, shall be calculated on the basis of calendar year 2001 to date, rather than on a rolling twelve month basis, and further provided, however, that the abatement of Section 6.1(b) Fixed
                                                                          -----
          Charge Coverage Ratio of the Credit Agreement shall cease and such
          ---------------------
          section shall continue as provided in the Credit Agreement immediately before the effective date of this Amendment on January 2, 2002.

          (j) The provision in paragraph 2(o) of the Third Amendment to Credit Agreement, which modifies Section 6.1(c) Interest Coverage Ratio of the Credit
                                         -----------------------
Agreement, is hereby modified as follows:

          (o) Section 6.1(c) Interest Coverage Ratio of the Credit Agreement
                             -----------------------
shall be abated in its entirety as it presently exists through January 1, 2002 and shall be modified as follows:

          (c) Interest Coverage Ratio. Permit the Interest Coverage Ratio, as of
              -----------------------
          the end of each fiscal quarter ending during the period specified below, to be less than the amount set forth opposite such period:

--------------------------------------------------------------------------------
                                                   Interest Coverage Ratio Must
Last Day of Fiscal Quarter During Period                 Not Be Less Than
--------------------------------------------------------------------------------
December 31, 2000 through March 30, 2001                    1.40 to 1
--------------------------------------------------------------------------------
March 31, 2001 through June 29, 2001                        1.10 to 1
--------------------------------------------------------------------------------
June 30, 2001 through September 29, 2001                     1.00 to 1
--------------------------------------------------------------------------------
September 30, 2001 through December 30, 2001                1.25 to 1
--------------------------------------------------------------------------------
December 31, 2001                                           2.20 to 1
--------------------------------------------------------------------------------

          provided, however, that Interest Coverage Ratio for September 30, 2001, shall be calculated on the basis of calendar year 2001 to date, rather than a rolling twelve month basis, and further provided, however, the abatement of Section 6.1(c) Interest Coverage Ratio of
                                                   -----------------------
          the Credit Agreement shall cease on January 2, 2002, and such section shall continue as provided in the Credit Agreement immediately before the effective date of this Amendment, except that the words "equal or exceed" in the fifth line of Section 6.1(c) shall be changed to "be less than".

          (k) Beginning on the date of the Fourth Amendment to Credit Agreement, for the balance of the term of the Credit Agreement, the "Interest Period" with respect to all Eurodollar Loans and conversions to Eurodollar Loans shall be for a one month period and no Eurodollar Loan with a period of more than one month which exists on the date of the Fourth Amendment to Credit Agreement may be continued for a period of more than one month and requests by Borrowers for borrowings, conversions or continuations of Eurodollar Loans for periods of more than one month shall be treated as requests for borrowings, conversions or continuations of Eurodollar Loans for a period of one month.

     3. Additional Covenants. The Credit Agreement and any other Applicable Loan
        --------------------
Document shall be amended to include the following additional covenants and the Borrowers' failure to comply with such additional covenants shall constitute an immediate Event of Default without any required notice or cure period, notwithstanding any provision to the contrary contained in the Credit Agreement or any other Loan Document:

          (a) Borrowers hereby represent to the Banks that their operations located in Chicago, Illinois, will be performed by CECO Abatement Systems, Inc., a Delaware corporation which was formed on April 26, 2001, and which is wholly owned Subsidiary of one of Borrowers. By executing this Fourth Amendment to Credit Agreement, CECO Abatement Systems, Inc. agrees: (i) to become one of the Borrowers under the Credit Agreement, as if it had originally executed the Credit Agreement and the other Loan Documents; (ii) to be bound by the terms of the Credit Agreement and the other Loan Documents; (iii) to complete the due diligence worksheets provided by the Banks within fifteen (15) days after provided by the Banks; (iv) to keep all of its assets free and clear of all liens and security interests except for the liens and security interests given for the benefit of the Banks and permitted liens under Section 6.3 of the Credit Agreement; and (v) within fifteen (15) days after provided to it by the Banks, execute and deliver all such mortgages, deeds of trust, security agreements, pledges, financing statements and other collateral security documents as the Banks shall request, from time to time.

          (b) Upon request by the Banks, the Borrowers, and each of them, shall execute and deliver any documents required by the Banks to perfect their liens and security interests under the Credit Agreement and the other Loan Documents, including, but not limited to, real estate mortgages or deeds of trust and security agreements and financing statements under the Uniform Commercial Code.

     4. Amendment Fees. The Borrowers shall pay to the Agent, for the ratable
        --------------
benefit of the Banks, upon the date of this Amendment, a fee of twenty-five thousand dollars ($25,000). In addition, the provisions of paragraphs 4 and 5 of the Third Amendment to Credit Agreement for the payment of the one hundred fifty thousand dollar ($150,000) Amendment Fee are amended to provide that: (i) on the date of this Amendment, the amount of fifty thousand dollars ($50,000) currently in the Cash Collateral Account at Fifth Third Bank shall be paid to Agent, for the ratable benefit of the Banks; and (ii) immediately upon payment by the Borrowers of the fifty thousand dollars ($50,000) deposits, if any, required to be made to the Cash Collateral Account at Fifth Third Bank on (A) the earlier of
(i) the date of the Equity Contribution or (ii)September 30, 2001, and (B) if the Equity Contribution was not made prior to September 30, 2001, the earlier of
(i) the date of the Equity Contribution or (ii) December 31, 2001, as provided in paragraph 5 of the Third Amendment to Credit Agreement, those deposits shall be paid to Agent, for the ratable benefit of the Banks. Such deposits and payments shall satisfy all payments due under paragraph 4 of the Credit Agreement. In all other respects the provisions of paragraphs 4 and 5 of the Third Amendment to Credit Agreement shall remain in effect.

     5. Amendment to the Loan Documents. All references to the Credit Agreement
        -------------------------------
in the Loan Documents and in any documents executed in connection therewith shall be deemed to refer to the Credit Agreement as amended by this Amendment.

     6. Ratification of the Loan Documents. Notwithstanding anything to the
        ----------------------------------
contrary herein contained or any claims of the parties to the contrary, the Agent, the Banks and the Borrowers agree that the Loan Documents and each of the documents executed in connection therewith are in full force and effect and each such document shall remain in full force and effect, as further amended by this Amendment, and each of the Borrowers hereby ratifies and confirms its obligations thereunder.

     7. Representations and Warranties.
        ------------------------------

          (a) Each Borrower hereby certifies that (i) the representations and warranties of such Borrower in the Credit Agreement as amended herein are true and correct in all material respects as of the date hereof, as if made on the date hereof, provided that, for purposes of this Amendment, only: (x) the representations and warranties made in Section 3.1(a) and (b) and 3.21 of the Credit Agreement shall relate to the most recent financial statements of the type referred to therein which have been given by the Borrowers to the Banks (but the foregoing shall not be a waiver of any Default or Event of Default based on any representation or warranty made by the Borrowers in the Credit Agreement or any amendment thereof, prior to this Amendment, being untrue at the time made, or for any breach of any covenant contained in the Credit Agreement, as amended prior to the date of this Amendment); (y) the representations and warranties made in Section 3.1(c) of the Credit Agreement shall be made as of the date of this Amendment and not as of the Closing Date; and (z) the representations and warranties made in Section 3.2 of the Credit Agreement shall refer to Material Adverse Effect since the last audited consolidated financial statements of the Borrowers provided to the Banks by the Borrowers, instead of since September 30, 1999 (but the foregoing shall not be a waiver of any Default or Event of Default based on any representation or warranty made by the Borrowers in the Credit Agreement or any amendment thereof, prior to this Amendment, being untrue at the time made, or for any breach of any covenant contained in the Credit Agreement, as amended prior to the date of this Amendment); and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Credit Agreement or the other Loan Documents exists on the effective date hereof.

          (b) Each Borrower further represents that it has all the requisite power and authority to enter into and to perform its obligations under this Amendment, and that the execution, delivery and performance of this Amendment have been duly authorized by all requisite action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the Articles of Incorporation or by-laws of such Borrower, or of any indenture, note, loan or credit agreement, license or any other agreement, lease or instrument to which such Borrower is a party or by which such Borrower or any of its properties are bound.

          (c) Each Borrower also further represents that its obligation to repay the Loans, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Loans, and each Borrower further represents that the Agents and Banks have fully performed all of their respective obligations under the Loan Documents through the date of this Amendment..

          (d) Each Borrower also further represents that there have been no changes to the Articles of Incorporation, by-laws or other organizational documents of each such Borrower since the most recent date true and correct copies thereof were delivered to the Agent.

     8. Conditions Precedent. The effectiveness of the amendments set forth
        --------------------
herein is subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

          (a) The Borrowers shall have delivered to the Agent the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

               (i) This Amendment and the consent of the Guarantor and the consent of Green Diamond Oil Corp. as attached hereto; and

               (ii) Such additional documents, certificates and information as the Agent may require pursuant to the terms hereof or otherwise reasonably request.

          (b) After giving effect to the amendments contained herein, the representations and warranties set forth in the Credit Agreement shall be true and correct on and as of the date hereof.

          (c) After giving effect to the amendments contained herein, no Event of Default hereunder, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default shall have occurred and be continuing as of the date hereof.

          (d) The Borrowers shall have paid the reasonable fees and disbursements of the Agent's counsel incurred in connection with this Amendment.

     9. No Waiver. Except as expressly provided herein, this Amendment does not
        ---------
and shall not be deemed to constitute a waiver by the Agent or the Banks of any Event of Default, or of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate the Agent or the Banks to agree to any further modifications to the Credit Agreement or any other Loan Document or constitute a waiver of any of the Agent's or the Banks' other rights or remedies.

     10. Waiver and Release. The Borrowers each on behalf of themselves, their
         ------------------
agents, employees, officers, directors, successors and assigns, do hereby waive and release Agent and Banks, their agents, employees, officers, directors, affiliates, parents, successors and assigns, from any claims arising from or related to administration of the Credit Agreement and Loan Document and any course of dealing among the parties not in compliance with those agreements from the inception of the Credit Agreement whether known or unknown through the date of execution and delivery of this Amendment.

     11. Effective Date. The parties hereto agree that subsections (h), (i) and
         --------------
(j) of Section 2 hereof shall for all purposes be deemed to be effective as of June 30, 2001 and for all purposes the Credit Agreement shall be deemed to have been amended as of such date to reflect the amendments to the Credit Agreement set forth in such subsections.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                          CECO GROUP, INC.


                                          By:         /s/  Richard J. Blum
                                                   -----------------------------
                                          Name:    Richard J. Blum
                                          Title:   CEO & President

                                          CECO FILTERS, INC.


                                          By:        /s/  Marshall J. Morris
                                                   -----------------------------
                                          Name:    Marshall J. Morris
                                          Title:   Treasurer


                                          AIR PURATOR CORPORATION


                                          By:        /s/  Marshall J. Morris
                                                   -----------------------------
                                          Name:    Marshall J. Morris
                                          Title:   Treasurer


                                          NEW BUSCH CO., INC.


                                          By:        /s/  Richard J. Blum
                                                   -----------------------------
                                          Name:    Richard J. Blum
                                          Title:   Treasurer


                                          THE KIRK & BLUM MANUFACTURING COMPANY


                                          By:        /s/  Richard J. Blum
                                                   -----------------------------
                                          Name:    Richard J. Blum
                                          Title:   President


                                          KBD/TECHNIC, INC.


                                          By:        /s/  Marshall J. Morris
                                                   -----------------------------
                                          Name:    Marshall Morris
                                          Title:   Treasurer


                                          CECO ABATEMENT SYSTEMS, INC.


                                          By:        /s/  David D. Blum
                                                   -----------------------------
                                          Name:    David D. Blum
                                          Title:   President

                                          PNC BANK, NATIONAL ASSOCIATION, as
                                          Agent and as a Bank


                                          By:        /s/  William c. Miles
                                                   -----------------------------
                                          Name:    William C. Miles
                                          Title:   Vice President


                                          FIFTH THIRD BANK, as a Bank


                                          By:        /s/  David R. Alexander
                                                   -----------------------------
                                          Name:    David R. Alexander
                                          Title:   Assistant Vice President


                                          BANK ONE, NA, as a Bank


                                          By:        /s/  Jeffrey C. Nicholson
                                                   -----------------------------
                                          Name:    Jeffrey C. Nicholson
                                          Title:   Vice President

                            GUARANTOR'S CONSENT

     By Corporate Guaranty, dated December 7, 2000 (the "Guaranty"), the undersigned (the "Guarantor") guaranteed to the Agent and the Banks, subject to the terms and conditions set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Borrowers' execution of the foregoing Fourth Amendment to Credit Agreement. The Guarantor hereby acknowledges and agrees that the Guaranty remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.


                                          CECO ENVIRONMENTAL CORP.


                                          By:        /s/  Richard J. Blum
                                                   -----------------------------
                                          Name:    Richard J. Blum
                                          Title:   President

                         SUBORDINATED CREDITOR'S CONSENT

         The undersigned (the "Subordinated Creditor") is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 2000 (the "Subordination Agreement"). The Subordinated Creditor consents to the Borrowers' execution of the foregoing Fourth Amendment to Credit Agreement. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

                                          GREEN DIAMOND OIL CORP.


                                          By:        /s/  Phillip DeZwirek
                                                   -----------------------------
                                          Name:    Phillip DeZwirek
                                          Title    President

                         SUBORDINATED CREDITOR'S CONSENT

     The undersigned (the "Subordinated Creditor") is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 2000 (the "Subordination Agreement"). The Subordinated Creditor consents to the Borrowers' execution of the foregoing Fourth Amendment to Credit Agreement. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

                                          ICS TRUSTEE SERVICES, LTD.


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title

                         SUBORDINATED CREDITOR'S CONSENT

     The undersigned (the "Subordinated Creditor") is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 2000 (the "Subordination Agreement"). The Subordinated Creditor consents to the Borrowers' execution of the foregoing Fourth Amendment to Credit Agreement. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

                                                  HARVEY SANDLER


                                                  ----------------------